

THE DIXIE GROUP

Exhibit 99.1

November 2012 Investor Presentation

Contact:
Jon Faulkner
CFO
The Dixie Group

Phone: 706-876-5814

jon.faulkner@dixiegroup.com

Forward Looking Statements
The Dixie Group, Inc.

THE DIXIE GROUP

- Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company's results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company's business. Issues related to the availability and price of energy may adversely affect the Company's operations. Additional information regarding these and other factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission.
- General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information.

Dixie History

THE DIXIE GROUP


DIXIE MERCERIZING COMPANY
Dixie
20

- Began operations in 1920
- Entered floorcovering in 1993 and exited textiles in 1999 – now 100% floorcovering
- Refined focus on upper-end markets in 2004
- For over 90 years we have focused on specialized products
- Traditionally we have outperformed the industry and expect to do so in the future

Dixie Today

THE DIXIE GROUP



- Commitment to brands in the upper-end market with strong growth potential
- Diversified between Commercial and Residential markets
- Diversified customer base
  - Top 10 carpet customers
    - 13% of sales
  - Top 20 carpet customers
    - 16% of sales

New and Existing Home Sales
Seasonally Adjusted Annual Rate

THE DIXIE GROUP



New 1,000
Existing 1,000
New Homes
Existing Homes
550
500
450
400
350
300
250
5,000
4,800
4,600
4,400
4,200
4,000
3,800
3,600
3,400
3,200
3,000
Jan '10
Apr
July
Oct
Jan '11
Apr
July
Oct
Jan '12
Apr
July

New in July-Existing in August:

- **New home sales increased 3.6% from June. The rate of 372,000 was 25.3% better than one year ago.**
- **The West leads the regions with YTD sales up 34.7%.**
- **Existing home sales increased from a rate of 4.47 million in July to 4.82 million in August. The August rate was 9.3% better than one year ago.**
- **Existing house sales are picking up quickly.**

Source: National Association of Realtors (existing) and census.gov/const/c25 (new).
Next release September 26 (new); October 19 (existing).

Residential Remodeling
Owner-Occupied Improvements*

Steady recovery in 2009 through 2011 with predicted similar pattern for 2012.



Millions of dollars
$150,000
$140,000
$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
2012 by month
00
01
02
03
04
05
06
07
08
09
10
11
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

http://www.census.gov/construction/c30/c30index.html Private construction

The Industry versus GDP

THE DIXIE GROUP



Value of U.S. Carpet & Rug Shipments versus U.S. GDP
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
1963 1965 1967 1969 1971 1973 1975 1977 1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011
US Carpet & Rug Shipments in millions of current dollars
US GDP in billions of current dollars

2012

- We are starting to see a rebound in the relationship between carpet and rug shipments and GDP
- We believe that the long-term trend will once again be restored once purchases of existing homes rebounds

Residential and Commercial
Fixed Investment

THE DIXIE GROUP



Fixed Investment as % of GDP
(U.S.Dept. of Commerce)
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1969 Q1
1970 Q1
1971 Q1
1972 Q1
1973 Q1
1974 Q1
1975 Q1
1976 Q1
1977 Q1
1978 Q1
1979 Q1
1980 Q1
1981 Q1
1982 Q1
1983 Q1
1984 Q1
1985 Q1
1986 Q1
1987 Q1
1988 Q1
1989 Q1
1990 Q1
1991 Q1
1992 Q1
1993 Q1
1994 Q1
1995 Q1
1996 Q1
1997 Q1
1998 Q1
1999 Q1
2000 Q1
2001 Q1
2002 Q1
2003 Q1
2004 Q1
2005 Q1
2006 Q1
2007 Q1
2008 Q1
2009 Q1
2010 Q1
2011 Q1
2012 Q1
Residential Fixed Investment % of GDP
Residential 42 Yr Average
Comercial Structures Fixed Investment as % of GDP
Commercial 42 Yr Average

Slight rebound in residential activity

Rebound in commercial activity

Consumer Sentiment
Conference Board

THE DIXIE GROUP



Conference Board Consumer Confidence Survey
120
100
80
60
40
20
0
2010 Aug.
2010Sep.
2010 Oct.
2010 Nov.*
2010 Dec.
2011Jan.
2011Feb.
2011Mar.
2011Apr.
2011May
2011June
2011July
2011Aug.
2011Sep.
2011Oct.
2011Nov.
2011Dec.
2012Jan.
2012Feb.
2012Mar.
2012Apr.
2012May
2012June
2012July
2012Aug.(r)
2012Sep.(p)
Consumer Confidence Index*
Household Income $50,000 and over
Expectations 6 months out

September 2012:

- **Consumer expectations over the next 6 months are up (green)**
- **Upper-end consumer confidence has increased (red)**
- **"Despite continuing economic uncertainty, consumers are slightly more optimistic than they have been in several months."**
  - **Lynn Franco, Director of The Conference Board Consumer Research Center.**

1966 = 100

The Stock Market

THE DIXIE GROUP



S&P 500
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
2007-01-03
2008-01-03
2009-01-03
2010-01-03
2011-01-03
2012-01-03

October 2012

- **The stock market has rebounded to pre-recession levels**
- **2012 is positive but is still subject to macro events:**
  - **Europe,**
  - **US Election,**
  - **China**

The Industry

THE DIXIE GROUP



Value of U.S. Carpet & Rug Mill Shipments
($ 000's)
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
Sales of The Dixie Group from 2003 through 2011
Dixie is gaining market share as the economy rebounds
Single year dips in Shipments during recessionary times
Multi-year decline in this downturn
Beginning of recovery
1963
1968
1973
1978
1983
1988
1993
1998
2003
2008

Source: U.S. Bureau of Economic Analysis

2011 U.S. Carpet Manufacturers

THE DIXIE GROUP

Carpet Leaders	Dollars in Millions	% Total	
Shaw	$ 2,966	38.8%	Residential & Commercial
Mohawk	$ 1,884	24.6%	Residential & Commercial
Beaulieu	$ 726	9.5%	Residential & Commercial
Interface	$ 501	6.5%	Commercial Only
Dixie	$ 262	3.4%	Residential & Commercial
Other	$ 1,317	17.2%	Residential & Commercial
Market	$ 7,656	100.0%	

Source: Floor Focus – includes carpet as broadloom and modular tile, excludes rug sales

The Industry

THE DIXIE GROUP

2006 Carpet End Use

Sales $10.19 Billion


Commercial
35%
Residential
65%

TTM 2012 Q3 Carpet End Use

Sales $7.45 Billion


Commercial
43%
Residential
57%

Commercial %
2001 – 2012
From 32% to 43%

Source: Floor Focus – Broadloom & Carpet Tile

Dixie Group Carpet Sales

THE DIXIE GROUP

Dixie TTM Q3 2012 Carpet and Rug Sales by End Market

Commercial %
2001 – 2012
From 25% to 38%


High-End Commercial 26%
High-End Residential 74%

Carpet Dollar Sales
Indexed to 2008

THE DIXIE GROUP



1.20
1.10
1.00
0.90
0.80
0.70
0.60
Q1 2008
Q3 2008
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Q1 2012
Q3 2012
Dixie Total Index to 2008 Dollars
CRI Total Index to 2008 Dollars

Carpet Unit Sales
Indexed to 2008

THE DIXIE GROUP


1.20
1.10
1.00
0.90
0.80
0.70
0.60
Q1 2008
Q3 2008
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Q1 2012
Q3 2012
Dixie Total Index to 2008 Units
CRI Total Index to 2008 Units

Residential Positioning
The Dixie Group

THE DIXIE GROUP



ESTIMATED TOTAL WHOLESALE MARKET
FOR CARPETS AND RUGS:
VOLUME AND PRICE POINTS
Positioning of Dixie Brands by Price Point Segment
(Over $20 per SQ YD)
ESTIMATED DATA
BROADLOOM RESIDENTIAL SALES = $7.0 Billion (2009 $'s)
35% Market Share
Masland
Dixie Home
Fabrica
TOTAL MARKET: SQUARE YARDS OR SALES DOLLARS
$0
$8
INDUSTRY AVERAGE
$14
$21
$28
$35
$42
$49
PRICE/ SQ YD

Note: Industry average price is based on sales reported through industry sources.

Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc.

Dixie Group High-End Residential Sales
All Brands

THE DIXIE GROUP




TTM Q3 2012
Fabrica, 19%
Masland, 43%
Dixie Home, 38%

Dixie Group High-End Residential Sales
All Brands




Sales by Channel for TTM Q3 2012
Commercial, 2%
Other, 0.9%
Distributor, 0.4%
Specialty - OEM, 0.7%
Builder, 3%
National Retailers, 2%
Mass Merchant, 11%
Designer, 19%
Retailer, 61%



Sales by Channel for TTM Q3 2012


Builder, 2%
Distributor, 1%
Mass Merchant, 29%
Retailer, 68%



- Well-styled moderate to upper priced residential broadloom line
- Dixie provides a "full line" to retailers
- Leverage needed by fiber suppliers for market access
- Selective distribution strategy attractive to retailers
- Growth initiatives
  - Stainmaster® Tru Soft ™ Fiber Technology
  - Stainmaster® SolarMax ® Fiber Technology



Sales by Channel for TTM Q3 2012


Commercial, 5%
Other, 0.4%
Builder, 4.6%
National Retailers, 1%
Designer, 29%
Retailer, 60%



- Leading high-end brand with reputation for innovative styling, design and color
- High-end retail / designer driven
- Hand crafted and imported rugs
- Growth initiative
  - Stainmaster® TruSoft™ Fiber Technology
  - Wool products
    - Complete line of broadloom and rugs to the industry

Sales by Channel for TTM Q3 2012





Specialty - OEM, 3%
Builder, 2%
National Retailers, 7%
Designer, 40%
Retailer, 48%

FABRICA
FINE CARPET & RUGS

THE DIXIE GROUP



- Premium high-end brand
  - Superior quality in all aspects
- Designer focused
- Hand crafted and imported rugs
- Growth initiatives
  - Stainmaster® TruSoft™ Fiber Technology
  - Fabrica Permaset dyeing process allows unlimited color selection in select wool products
  - Expand select retail distribution





Sales by Channel for TTM Q3 2012


Other, 5%
Health Care, 6%
Gov't, 2%
Store Planning, 13%
Hospitality, 31%
Corporate, 40%
Education, 3%

Channels: Interior Design Specifier and Commercial End User

Masland contract

THE DIXIE GROUP



- Premium brand in the commercial marketplace
- Designer focused
- Strong national account base
  - Nordstrom's, Target, Sears, Delta Air Lines, AECOM, Club Corporation of America
- Growth initiative
  - Modular/carpet tile
  - End User Channel

Dixie Group Sales
$ in millions

THE DIXIE GROUP



$331
$321
$283
$203
$231
$270
$265
350
300
250
200
150
100
50
-
17
16
11
6
6
7
5
314
305
272
199
225
263
260
2006
2007
2008
2009
2010
2011
2012 Seasonally Adjusted
Carpet Sales
Processing Sales

Sales & Operating Income
$ in millions

THE DIXIE GROUP

	Y 2007	Y 2008	Y 2009	Y 2010	Y 2011	YTD 2012
Net Sales	320.8	282.7	203.5	231.3	270.1	195.2
Net Income (Loss)	6.2	(31.5)	(42.2)	(4.7)	1.0	(0.5)
Non-GAAP Adjusted Op. Income (Loss)	16.7	1.5	(8.4)	(1.0)	5.1	2.5
Non-GAAP Adjusted EBITDA	29.6	15.2	5.1	10.6	14.8	9.6

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012
Net Sales	66.0	69.2	69.6	65.3	62.9	66.6	65.8
Net Income (Loss)	0.6	0.8	(0.0)	(0.4)	(0.2)	(0.4)	0.1
Non-GAAP Adjusted Op. Income (Loss)	1.7	1.7	1.2	0.5	0.8	0.5	1.1
Non-GAAP Adjusted EBITDA	4.2	4.1	3.6	2.9	3.2	2.9	3.5

Note: Q1 2011 had 14 operating weeks, all other periods had 13 operating weeks

- In 2012, we have:
  - Improved Residential Retail Sales (non mass merchant) by 6.5% in Q3 while the industry was flat
  - Completed acquisition of Colormaster enhancing our piece dye capabilities
  - Estimated 2012 investments of normal capital expenditures and the Colormaster acquisition of $9.5 million vs. D & A of $9.6 million

Note: Non-GAAP reconciliation starting on slide 33

Current Business Conditions
2012 Activity

THE DIXIE GROUP

Activity:

- Third quarter as compared to prior year:
  - Residential non mass merchant sales up 6.5% compared to the industry being down slightly
  - New commercial sector management team is in place
    - New high value performance modular carpet tile being launched
- Opportunities in new products:
  - Stainmaster® TruSoft™ product introductions during the third and fourth quarters, offering the new standard in "soft"
  - Successful launch of our "permaset process" for wool that will allow our designer customers unlimited choices in colorations
  - Introduced our award winning Chrome Collection in the commercial marketplace

Outlook

Current quarter

THE DIXIE GROUP

Though the market has been difficult, we are encouraged by:

- Dixie's high-end goods are growing faster than the market
- Positive market reception to our new products:
  - Masland and Fabrica Wool Collections continued growth
  - Masland Avenue – new technology with a woven look
  - New Stainmaster® SolarMax® and TruSoft™ products
- Our upper-end customer is more confident than are consumers in general
- Having invested significantly for future growth, such as the Colormaster continuous dyeing capability and additional yarn processing capacity

.....We will take advantage of market conditions as they improve



Masland CARPETS & RUGS

FABRICA FINE CARPET & RUGS



THE DIXIE GROUP



DIXIE HOME

Masland contract



Non-GAAP Information

THE DIXIE GROUP

Use of Non-GAAP Financial Information:

The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States.

The Company defines Net Sales as adjusted as Net Sales divided by the actual number of weeks and multiplied by the number of weeks in a normal period. (Note 1)

The Company defines Adjusted Operating Income as Operating Income plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 2)

The Company defines Adjusted EBIT as net income plus taxes and plus interest. (Note 3)

The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined and plus other (income) expense - net. (Note 4)

The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwil minus the net change in working capital minus the tax shield on interest minus capital expenditures net of asset sales. The change in net working capital is the change in current assets less current liabilities between periods. (Note 5)

Non-GAAP Information

THE DIXIE GROUP

Use of Non-GAAP Financial Information:

Net Sales Adjusted - Note 1			
($ in thousands)	YTD 2011	YTD 2012	Y/Y Chge
Weeks in Period	40	39	
Net Sales as Reported	204,761	195,238	-4.7%
Adjustment for Weeks	(4,711)	-	2.2%
Non-GAAP Net Sales as Adjusted (Note 1)	$ 200,050	$ 195,238	-2.4%

Use of Non-GAAP Financial Information:

Note a: Restated

Adjusted Operating Income (Loss) - Note 2

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012 YTD
Operating income (loss)	16,707	(28,460)	(45,389)	(2,570)	5,668	1,400
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)	-
Plus: Impairment of assets	-	4,478	1,459	-	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-	-
Plus: Manufacturing Realignment	-	-	-	-	-	1,067
Non-GAAP Adjusted Operating Income (Loss) (Note 2)	$ 16,707	$ 1,456	$ (8,433)	$ (1,014)	$ 5,105	$ 2,467

Adjusted Earnings before Interest and Taxes (EBIT) - Note 3

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012 YTD
Net income (loss) as reported	6,247	(31,481)	(42,241)	(4,654)	986	(512)
Less: Income (loss) from discontinued operations, net of	(521)	(313)	(382)	(281)	(286)	(273)
Plus: Taxes	3,686	(2,931)	(8,870)	(2,604)	684	(349)
Plus: Interest	6,347	5,965	5,521	4,124	3,470	2,269
Non-GAAP Adjusted EBIT (Note 3)	$ 16,801	$ (28,134)	$ (45,208)	$ (2,853)	$ 5,426	$ 1,681

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012 YTD
Non-GAAP Adjusted EBIT (from above)	16,801	(28,134)	(45,208)	(2,853)	5,426	1,681
Plus: Depreciation and amortization	12,941	13,752	13,504	11,575	9,649	7,137
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)	-
Plus: Impairment of assets	-	4,478	1,459	-	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-	-
Plus: Manufacturing Realignment	-	-	-	-	-	1,067
Plus: Other (income) expense - net	(94)	(326)	(181)	282	242	(281)
Non-GAAP Adjusted EBITDA (Note 4)	$ 29,648	$ 15,208	$ 5,071	$ 10,560	$ 14,754	$ 9,604

Use of Non-GAAP Financial Information:

Adjusted Operating Income (Loss) - Note 2

($ in thousands)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012
Operating income (loss)	1,668	2,300	1,178	520	620	(40)	820
Plus: Facility consolidation and severance expenses	-	(563)	-	-	-	-	-
Plus: Impairment of assets	-	-	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-	-
Plus: Manufacturing Realignment	-	-	-	-	219	536	312
Non-GAAP Adj. Operating Income (Loss) (Note 2)	$ 1,668	$ 1,738	$ 1,178	$ 520	$ 839	$ 496	$ 1,132

Adjusted Earnings before Interest and Taxes (EBIT) - Note 3

($ in thousands)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012
Net income (loss) as reported	623	766	(43)	(361)	(181)	(433)	102
Less: Income (loss) from discontinued, net tax	(21)	(42)	(65)	(158)	(77)	(29)	(167)
Plus: Taxes	109	582	(44)	36	(5)	(303)	(41)
Plus: Interest	932	900	904	735	726	762	781
Non-GAAP Adjusted EBIT (Note 3)	$ 1,685	$ 2,290	$ 882	$ 568	$ 617	$ 55	$ 1,009

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4

($ in thousands)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012
Non-GAAP Adjusted EBIT (from above)	1,685	2,290	882	568	617	55	1,009
Plus: Depreciation and amortization	2,519	2,360	2,422	2,348	2,402	2,379	2,355
Plus: Facility consolidation and severance expenses	-	(563)	-	-	-	-	-
Plus: Impairment of assets	-	-	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-	-
Plus: Manufacturing realignment	-	-	-	-	219	536	312
Plus: Other (income) expense - net	(17)	10	296	(48)	3	(95)	(189)
Non-GAAP Adjusted EBITDA (Note 4)	$ 4,188	$ 4,099	$ 3,599	$ 2,869	$ 3,241	$ 2,875	$ 3,487

Due to rounding, totals of the quarterly information for each of the years reflected may not necessarily equal the annual totals.

Non-GAAP Information

THE DIXIE GROUP

Use of Non-GAAP Financial Information:

Free Cash Flow (FCF) - Note 5

($ in thousands)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012
Non-GAAP Adjusted EBIT (from above)	1,685	2,290	882	568	617	55	1,009
Times: 1 - Tax Rate = EBIAT	1,096	1,489	573	369	401	36	656
Plus: Depreciation and Amortization	2,519	2,360	2,422	2,348	2,402	2,379	2,355
Plus: Non Cash Impairment of Assets and Goodwill	-	-	-	-	-	-	-
Minus: Net change in Working Capital	5,110	(779)	1,991	3,599	5,431	4,250	812
Non-GAAP Cash from Operations	(1,495)	4,628	1,004	(881)	(2,628)	(1,835)	2,199
Minus: Capital Expenditures net of Asset Sales	1,100	1,038	2,053	2,544	1,132	557	298
Non-GAAP Free Cash Flow (Note 5)	(2,595)	3,590	(1,049)	(3,425)	(3,760)	(2,392)	1,901
Current Assets	108,035	111,153	111,280	100,999	106,235	111,395	111,841
Current Liabilities	46,429	50,326	48,462	34,582	34,387	35,297	34,931
Net Working Capital	61,606	60,827	62,818	66,417	71,848	76,098	76,910
Change in Net Working Capital	5,110	(779)	1,991	3,599	5,431	4,250	812

Due to rounding, totals of the quarterly information for each of the years